EXHIBIT 32

                            CERTIFICATION PURSUANT TO
                               18 U.S.C. ss.1350.
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                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
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     In connection with the Quarterly Report of BSI2000, Inc. (the "Company") on Form 10-QSB for the period ended June 30, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"). I, Jack Harper, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15
        (d) of the Securities Exchanges Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of BSI2000, Inc.

                                         /s/  Jack Harper
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                                        Jack Harper
                                        President and Chief Executive Officer











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